UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2025
Date of Report (Date of earliest event reported)

AptarGroup, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11846 (Commission File Number)	36-3853103 (IRS Employer Identification No.)

265 Exchange Drive, Suite 301, Crystal Lake, Illinois 60014

(Address of principal executive offices)

Registrant’s telephone number, including area code: 815-477-0424

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	ATR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders (the “Annual Meeting”) of AptarGroup, Inc. (the “Company”) held on May 7, 2025, the Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), which had been previously approved by the Board of Directors of the Company, subject to stockholder approval. The amendment increases the total remaining number of shares available for issuance under the 2018 Plan by 1,000,000 shares.

The 2018 Plan was described in Proposal 3 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2025 in connection with the Annual Meeting. The descriptions of the 2018 Plan contained herein and therein are qualified in their entirety by the full text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Each of the three directors nominated for election was elected to serve until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. The voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Giovanna Kampouri Monnas	53,841,380	3,534,580	36,200	2,838,885
Isabel Marey-Semper	53,041,404	4,317,360	53,396	2,838,885
Stephan B. Tanda	56,950,109	422,619	39,432	2,838,885

Stockholders approved, on an advisory basis, the Company’s executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
55,201,530	2,167,122	43,508	2,838,885

Stockholders approved the amendment to the 2018 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
55,973,606	1,397,174	41,380	2,838,885

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
58,926,203	859,697	465,145	0

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

10.1	AptarGroup, Inc. 2018 Equity Incentive Plan (as amended effective May 7, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AptarGroup, Inc.

Date: May 8, 2025	By:	/s/ Kimberly Y. Chainey
Kimberly Y. Chainey
Chief Legal Officer and Secretary